UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 8, 2023, Veradigm Inc. (the “Company”) announced the appointment of Mr. Leland Westerfield as the Company’s Interim Chief Financial Officer, to serve as the Company’s principal financial officer and principal accounting officer, effective December 7, 2023, for an initial term of six months through June 7, 2024, and on May 27, 2024, December 31, 2024, and on April 22, 2025, the Company and Mr. Westerfield entered into extension letter agreements with Mr. Westerfield which extended his employment with the Company as Interim Chief Financial Officer through December 31, 2024, June 30, 2025, and December 31, 2025, respectively. On December 31, 2025, the Company entered into an additional extension letter agreement with Mr. Westerfield to further extend his employment through June 30, 2026 (the “Fourth Extension Agreement”).

The Fourth Extension Agreement also provides that, in the event of a termination of Mr. Westerfield’s employment (other than a termination by the Company for cause or a resignation by Mr. Westerfield that is not for good reason), subject to his execution of a mutually agreeable consulting agreement with the Company and a non-revocation of a release of claims in favor of the Company, Mr. Westerfield is entitled to continue receiving base salary compensation through June 30, 2026, and for an additional six-month period ending December 31, 2026.

The above description of the Fourth Extension Agreement is not complete and is qualified in its entirety by reference to the full text of the Fourth Extension Agreement, which is included as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Company has retained a nationally recognized executive search firm and initiated a search process for a permanent Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

10.1	Letter Agreement, dated December 31, 2025, by and between Veradigm Inc. and Leland Westerfield

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date:	December 31, 2025	By:	/s/ Eric Jacobson
Eric Jacobson Senior Vice President, Deputy General Counsel & Corporate Secretary